As filed with the Securities and Exchange Commission on May 9, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2011
Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund
NEW Ariel Discovery Fund

THE PATIENT INVESTOR

Semi-Annual Report
March 31, 2011

ARIEL
INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor and this Semi-Annual Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or mid-sized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the financial services and consumer discretionary sectors and their performance may suffer if these sectors underperform the overall stock market. Additionally, Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds. Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment. Equity investments are affected by market conditions.

Performance data quoted is past performance and does not guarantee future results. The performance stated in this document assumes the reinvestment of dividends and capital gains. We caution shareholders that we can never predict or assure future returns on investments. The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. For the period ended March 31, 2011, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were +25.63%, +3.05% and +7.72%; and +19.41%, +5.83% and +7.75%, respectively. For the period ended March 31, 2011, the average annual total returns of Ariel Focus Fund for the one- and five-year and since inception (June 30, 2005) periods were +10.17%, +1.54% and +2.56%. Ariel Discovery Fund has an inception date of January 31, 2011, and does not yet have performance for the one-, five-, and the ten-year periods. For the period ended March 31, 2011, the total return of Ariel Discovery Fund since inception was 3.30%. To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2010, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.06% and 1.18%, respectively. As of September 30, 2010, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%. The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012. After that date, there is no assurance such expenses will be limited. Ariel Discovery Fund has an estimated annual expense ratio of 4.02%. Because Ariel Discovery Fund is new, expenses are based on estimated amounts for the current fiscal year. Ariel Investments, LLC, the adviser to the Ariel Discovery Fund, is contractually obligated to waive fees or reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014. After that date, there is no assurance that such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk See page 17 for Ariel Discovery Fund’s inaugural letter to shareholders

Ariel Discovery Fund (ARDFX), the newest member of the Ariel mutual fund family, was launched on January 31, 2011. Since that time, Lead Portfolio Manager David M. Maley and Portfolio Manager Kenneth E. Kuhrt have led the Fund’s small-cap deep value investment strategy with Ariel’s renowned patient approach to long term investing. David joined Ariel in April 2009 and brings an impressive 25 years of investment experience along with a distinguished track record in value investing. Ken joined Ariel in 2004 as a research analyst and now works side-by-side with David as Portfolio Manager of the Fund. We hope you enjoy David’s letter to Ariel Discovery Fund shareholders.

To learn more about Ariel Discovery Fund and become an investor, visit our award-winning website, arielinvestments.com or call 800.292.7435 to speak with a senior investment specialist today.

Performance data quoted represents past performance. All performance assumes the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the three months ending March 31, 2011, Ariel Fund posted a strong +8.71% return while the Russell 2500 Value Index rose +7.68% and the broader Russell 2500 Index rose +8.70%. It is worth noting the broad market, as measured by the S&P 500 Index, added +5.92% during the quarter. Strength in the financial sector as well as broad-based leadership in the producer durables sector allowed the portfolio to overcome headwinds from the energy sector. Meanwhile, Ariel Appreciation Fund earned +7.01% for the period, which was within striking distance of the Russell Midcap Value Index’s +7.42% rise as well as the Russell Midcap Index’s +7.63% gain. While it too was hurt by a lack of energy exposure, our avoidance of utilities proved a plus. We also netted nice gains in our consumer discretionary holdings, especially in media companies.

While the last few years may have felt like a lifetime, they only represent a very small portion of the nearly 25-year track record that we believe matters most. To that point, since its November 6, 1986 inception, Ariel Fund has averaged a +11.65% annualized return versus +11.56% for the Russell 2500 Value Index and +10.83% for the Russell 2500 Index. During this same time, the S&P 500 Index averaged +9.67%. In  our view, this extensive track record—comprised of winning and losing periods—offers the best indication of our skill and ultimately demonstrates the merits of our patient investing philosophy.

Modern Moats
Like many, we believe that history is the best teacher. One of the things we know from our history books is that European castles built between the 12th and 15th centuries were surrounded by moats to protect those inside from enemy attacks. For those attempting a forced entry, the moat was too big, too deep and therefore too dangerous to cross. As a result, the moat ultimately foiled the opponent.

In modern society, we do not have to build moats to protect our houses, but businesses need moats—metaphorically speaking—to keep the competition at bay. In the simplest terms, a moat represents a sustainable competitive advantage that can include a company’s brand, clients, scale, regulatory positioning, low-cost manufacturing, patents and cost of capital among many other things. In our world, when we attempt to analyze the long-term prospects of any business, the strength of the moat takes center stage and weighs heavily on our assessment and outlook. As Warren Buffett once told Fortune magazine,
“The key to investing is not assessing how much an industry is going to affect society, or how much it will grow, but rather determining the competitive advantage of any given company and, above all, the durability of that advantage. The products or services that have wide, sustainable moats around them are the ones that deliver rewards to investors.”1

The Patient Investor	March 31, 2011	2	Slow and Steady Wins the Race

Fund tracker Morningstar, Inc. (MORN) wholeheartedly agrees and has actually trademarked the Morningstar Economic Moat™, which “measures the degree to which a company can sustainably protect its profits.” They go on to explain: “Companies with a Wide Moat rating are the highest-quality names in our coverage universe and have the ability to withstand competition for a very long time. These are few and far between.” Meanwhile, “[c]ompanies with a Narrow Moat rating have moderate ability to withstand competition…[while] No Moat companies…lack meaningful competitive advantages.”2 Morningstar is the first to acknowledge it is much easier for large companies—think Coca-Cola Co. (KO)—to have Wide Moat ratings than it is for smaller companies—think Crocs Inc. (CROX). For this reason, in a recent Five Star Investor article they note, “In the realm of small and mid-cap funds, however, it can be difficult to turn up offerings with a large share of their assets in wide-moat stocks.”3

The article goes on to cite three small- and mid-cap funds with experienced managers and portfolios chock-full of companies with moats. Ariel Fund is one of those highlighted. Morningstar assigns a zero  score to holdings with no moat, a score of three to narrow-moat stocks and a score of five to wide-moat firms. Using these figures each portfolio has an average moat value. And of the 434 mid-blend funds, Ariel Fund has the 36th-highest score and Ariel Appreciation Fund (while not noted in the article) ranks 20th as of April 15, 2011. The latter fund’s 3.2 score is a full point higher than the mid-blend median of 2.2. We were pleased but not surprised to see both portfolios score so well because we have worked so hard to quantify the significance of a moat. In fact, while qualitative to many, we strongly believe a true economic moat must be evidenced somewhere in a company’s financial statements or it is not an advantage to be valued. Such financial evidence can include high returns on equity, assets or capital, high margins, and strong and consistent generation of significant free cash flow.

When it comes to moats, we also believe the future is more important than the past. In his book Poor Charlie’s Almanack, Charlie Munger notes that superior companies have deep moats that are continuously widening to provide enduring protection. As a result, we not only monitor a company’s financial ratios but also their first derivative: the changes in these metrics over time. In so doing, we determine a proprietary rating of a company’s moat as well as how it is trending. In the end, all of our portfolio companies have a moat rating according to the form A/D/M. “A” represents Ariel’s moat rating (None, Narrow or Wide); “D” represents its direction over time (Declining, Stable or Increasing); and “M” represents Morningstar’s rating for comparative purposes.

For example, a company we hold in Ariel Fund with a narrow moat according to both Ariel and Morningstar is credit score provider Fair Isaac Corp. (FICO), whose FICO score is used by lenders to assess the credit worthiness of individual borrowers. With a history that dates back 55 years, the FICO score has become a trusted source of information for everything from credit card companies to mortgage lenders. Its Ariel moat rating of Narrow/Stable/ Narrow acknowledges its “stable” positioning given the vast amount of historical financial data that would be difficult to replicate as well as the fact that most lenders would be loathe to change key metrics and the accompanying algorithms that help drive their own credit analysis process. (To learn more about this company, see our Company Spotlight on Fair Isaac Corp. found on page 7.)

The Patient Investor	March 31, 2011	3	Slow and Steady Wins the Race

Held in both Ariel Fund and Ariel Appreciation Fund, hip and knee manufacturer Zimmer Holdings, Inc. (ZMH) has a “wide” Ariel moat rating, an “increasing” moat in our view and also a “wide” Morningstar moat rating. In Zimmer’s case, the moat is largely tied to the client—who happens to be the doctor, not the patient. More specifically, since orthopedic surgeons are usually trained to master just one hip or knee device, they stick with those products over the long-term. Like many health care enterprises, the Zimmer moat is also increasing by virtue of a regulatory environment whose high approval hurdles create more barriers to entry for new competitors.

The concept of an economic moat is certainly not new, but in a fast and ever-changing global environment where competition is no longer limited by borders, it may in fact be more important than ever before.

Portfolio Comings and Goings
In the first quarter of 2011, we added and exited two holdings in Ariel Fund. We bought medical device company Zimmer Holdings, Inc., whose stock has been depressed for two reasons. First, there has been uncertainty related to health care reform. Second, there was a surprising drop in hip and knee procedures during and just after the Great Recession. While some have concluded people see artificial joints as discretionary, we think people are delaying—not foregoing—life-improving procedures. We also purchased shares of First American Financial Corp. (FAF), a leader in the title insurance business. Despite the worst real estate market in recent history, this company managed to stay profitable by cutting costs, positioning itself for the refinancing boom, and doing well in commercial real estate transactions. We believe the business will thrive in the inevitable upturn in the housing market. We exited Beckman Coulter (BEC) and also sold shares of Constellation Brands, Inc. (STZ) in order to pursue more compelling opportunities.

We purchased three holdings in Ariel Appreciation and exited four positions. We added First American Financial Corp. to this portfolio as well. We also added Apollo Group, Inc. (APOL), a for-profit education company. The entire industry is under a cloud due to anticipated government reform that many expect to crimp profits. We think Apollo is a standout in its field because its University of Phoenix is the largest for-profit college and has established a strong brand based upon the value of the education its students receive. Finally, we purchased shares in Madison Square Garden, Inc. (MSG), which is a collection of unique assets including the eponymous forum as well as the Chicago Theatre, the New York Knicks, the New York Rangers and more. This enterprise is in the midst of transforming Madison Square Garden itself. Although this undertaking is quite expensive, the company is funding it without long-term debt. After its completion, we believe profitability will rise considerably. (To learn more about this company, see our Company Spotlight on Madison Square Garden on page 10.) In order to pursue these opportunities, we sold out of Laboratory Corp. of America (LH), Energizer Holdings Inc. (ENR), McCormick & Co., Inc. (MKC) and Anixter Intl Inc. (AXE), all of which had approached our estimates of their private market values.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,

John W. rogers, Jr. Chairman and CEO	Mellody Hobson President

1 Warren Buffett and Carol Loomis. “Mr. Buffett on the Stock Market.”
  Fortune. 22 Nov. 1999. Web. 15 Apr. 2011.
2 Morningstar. Advertisement. Barron’s 1 Feb. 2010: Page 7. Print version.
3 Pak, Esther. “Small- and Mid-Cap Funds With Moats in the Making.”
  Five Star Investor. Web. 10 March 2011.

arielinvestments.com	4	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2011
	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	8.71%	25.63%	9.26%	3.05%	7.72%	11.65%
Russell 2500 Value Index	7.68%	22.67%	7.95%	3.32%	9.56%	11.56%
Russell 2500 Index	8.70%	26.12%	8.89%	4.39%	8.85%	10.83%
S&P 500 Index	5.92%	15.65%	2.35%	2.62%	3.29%	9.67%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Consumer discretionary	40.67	10.44	15.18	12.07

Financial services	26.03	32.24	21.17	16.64

Producer durables	11.56	11.99	14.19	11.56

Health care	10.08	6.05	10.53	10.79

Consumer staples	6.76	3.04	2.95	8.92

Materials & processing	3.02	8.52	8.19	3.99

Technology	1.88	7.19	13.45	16.62

Utilities	0.00	11.48	6.61	6.07

Energy	0.00	9.06	7.72	13.34

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
As of 9/30/2010	1.06%

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	3.9%	6	Bio-Rad Laboratories, Inc.	3.7%
	Mass media company			Leading manufacturer and
				developer of laboratory equipment
2	DeVry Inc.	3.8%		and biological testing products
	Global provider of educational
	services		7	Jones Lang LaSalle Inc.	3.6%
				Leading commercial real estate
3	Lazard Ltd	3.8%		services firm
	International financial advisory
	and asset management firm		8	CB Richard Ellis Group, Inc.	3.6%
				World’s largest commercial
4	Gannett Co., Inc.	3.8%		real estate services firm
	Largest U.S. newspaper company
	and publisher of USA Today		9	Stanley Black & Decker, Inc.	3.4%
				Global manufacturer of home
5	Interpublic Group of Cos., Inc.	3.8%		improvement products
	Global holding company of
	advertising and marketing		10	J.M. Smucker Co.	3.4%
	services companies			Consumer products company

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values The Russell 2500TM Index measures the performance of small to mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	18.49	10.09	18.49	0.28	0.62	1.03	66.0	29.8	18.0	1,066
PrivateBancorp, Inc.	PVTB	15.29	10.24	17.96	(0.95)	(0.30)	0.45	NM	NM	34.0	1,091
Meredith Corp.	MDP	33.92	28.92	38.08	1.78	2.74	2.73	19.1	12.4	12.4	1,249
Fair Isaac Corp.	FICO	31.61	20.16	31.81	1.46	1.65	1.86	21.7	19.2	17.0	1,266
Brink's Co.	BCO	33.11	18.30	33.24	1.76	1.47	2.04	18.8	22.5	16.2	1,543
Herman Miller, Inc.	MLHR	27.49	16.23	27.77	0.84	0.79	1.52	32.7	34.8	18.1	1,571
First American Financial Corp.	FAF	16.50	11.90	17.37	1.03	1.20	1.03	16.0	13.8	16.0	1,734
Brady Corp.	BRC	35.69	24.22	36.19	1.85	2.26	2.62	19.3	15.8	13.6	1,754
Janus Capital Group Inc.	JNS	12.47	8.63	15.72	0.38	0.86	0.91	32.8	14.5	13.7	2,321
Anixter Intl Inc.	AXE	69.89	41.27	73.56	(0.83)	3.69	5.36	NM	18.9	13.0	2,388
Bio-Rad Laboratories, Inc.	BIO	120.14	80.00	125.01	6.08	6.56	7.02	19.8	18.3	17.1	2,728
Washington Post Co.	WPO	437.56	295.56	547.58	11.52	29.24	32.03	38.0	15.0	13.7	3,010
City National Corp.	CYN	57.05	47.19	64.30	0.50	2.28	3.16	114.1	25.0	18.1	3,031
Sotheby's	BID	52.60	22.06	52.95	0.22	2.25	2.80	239.1	23.4	18.8	3,578
HCC Insurance Holdings, Inc.	HCC	31.31	23.85	32.00	3.11	2.99	2.97	10.1	10.5	10.5	3,598
IDEX Corp.	IEX	43.65	27.54	43.78	1.61	2.16	2.47	27.1	20.2	17.7	3,600
Gannett Co., Inc.	GCI	15.23	11.65	19.69	1.75	2.53	2.47	8.7	6.0	6.2	3,659
DeVry Inc.	DV	55.07	36.34	74.36	3.19	4.28	4.70	17.3	12.9	11.7	3,813
Dun & Bradstreet Corp.	DNB	80.24	65.34	87.08	5.99	5.66	6.08	13.4	14.2	13.2	3,978
Mohawk Industries, Inc.	MHK	61.15	42.61	66.93	2.61	3.39	4.48	23.4	18.0	13.6	4,198
Jones Lang LaSalle Inc.	JLL	99.74	61.83	103.00	1.82	3.77	5.25	54.8	26.5	19.0	4,275
Lazard Ltd	LAZ	41.58	25.70	46.54	(1.68)	1.95	2.60	NM	21.3	16.0	4,707
International Game Technology	IGT	16.23	13.65	21.86	0.80	0.85	0.91	20.3	19.1	17.8	4,850
Energizer Holdings, Inc.	ENR	71.16	49.25	77.09	5.12	5.35	5.70	13.9	13.3	12.5	5,027
Newell Rubbermaid Inc.	NWL	19.13	14.14	20.38	1.30	1.50	1.72	14.7	12.8	11.1	5,559
McCormick & Co., Inc.	MKC	47.83	37.18	49.97	2.44	2.66	2.85	19.6	18.0	16.8	5,759
Interpublic Group of Cos., Inc.	IPG	12.57	6.86	13.35	0.19	0.47	0.65	66.2	26.7	19.3	6,149
Tiffany & Co.	TIF	61.44	35.81	65.76	2.04	2.85	3.26	30.1	21.6	18.8	7,833
J.M. Smucker Co.	SJM	71.39	53.27	73.13	4.60	5.12	5.36	15.5	13.9	13.3	8,280
CB Richard Ellis Group, Inc.	CBG	26.70	12.81	27.97	0.18	0.62	1.18	148.3	43.1	22.6	8,640
Royal Caribbean Cruises Ltd.	RCL	41.26	21.97	49.99	0.75	2.43	3.13	55.0	17.0	13.2	8,915
Hospira, Inc.	HSP	55.20	48.69	60.49	3.11	3.30	3.95	17.7	16.7	14.0	9,233
Nordstrom, Inc.	JWN	44.88	28.44	47.52	1.95	2.68	3.02	23.0	16.7	14.9	9,787
Zimmer Holdings, Inc.	ZMH	60.53	46.27	65.22	4.13	4.58	4.97	14.7	13.2	12.2	11,642
Stanley Black & Decker, Inc.	SWK	76.60	48.76	77.44	2.97	3.71	5.34	25.8	20.6	14.3	12,821
CBS Corp.	CBS	25.04	12.26	26.17	0.65	1.13	1.79	38.5	22.2	14.0	15,744

Note: Holdings are as of March 31, 2011. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2011 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2011 stock price. NM=Not Meaningful.

arielinvestments.com	6	800.292.7435

Fair Isaac Corporation (NYSE: FICO) 901 Marquette Avenue, Suite 3200 Minneapolis, MN 55402 612.758.5200 fico.com

Fair Isaac Corporation was founded in 1956 to help companies use data to reduce risk. The company’s broad suite of services provides analytic, software and data management products to help businesses automate and improve lending decisions. Today, the company’s FICO score is one of the strongest brands in the financial services industry. FICO scores are the preeminent measure of consumer repayment ability and the industry standard used by individuals, financial analysts, investors and lenders. Fair Isaac operates in more than 80 countries servicing 5,000 corporate clients. It is headquartered in Minneapolis, Minnesota and its shares are held in Ariel Fund.

Household Brand
FICO scores represent a link to safety. Every major consumer lending company relies on them in some manner in its underwriting, marketing and reporting processes. As a result, Fair Isaac enjoys one of the strongest brands and client bases in financial services. An impressive 88 of the top 100 financial institutions use FICO scores. Additionally, new channels are being developed as insurance companies rely more heavily than ever on FICO scores, and consumers are more active in checking their own scores. Fair Isaac’s relationship with the tri-bureau credit monitoring agencies (Equifax, Experian and TransUnion) is critical for all parties. End users can acquire their own FICO scores from Fair Isaac directly, or purchase them from one of the agencies. In the latter case, the reporting agencies have revenue sharing agreements with Fair Isaac that account for nearly 20% of the company’s annual revenue.

Over the past several years, Fair Isaac has expanded beyond simple measurement of historical data, and has been successful in marketing its tailored services to a wide range of channels (e.g., insurance, mortgage, auto, credit card, home equity, premium finance, consumer finance, etc.) with different price points for each audience. However, the company continues to recognize the value of  its key asset—its tremendous database of payment history—and leverages this competitive advantage to increase shareholder value in an ever growing number of ways.

Temporary Overhang
We followed Fair Isaac for several years before our initial purchase. We admired its management, brand and culture but chose not to invest because the market’s acknowledgement of the company’s strong position and clear appreciation of the FICO brand were priced into the stock. However, the recent financial crisis created a buying opportunity for us given a shift in perception of several industry dynamics: growth expectations, the impact of the federal Credit Card Act, mortgage volumes and fear that consumer finance companies would not recover as quickly as the overall economy. During the crisis, we performed rigorous due diligence and came away with confidence in the management team, including a strong Board of Directors. More specifically, Fair Isaac’s CEO Mark Greene brings a focus on shareholder value, brand management and technology development. He is surrounded by an experienced executive team and a dedicated Board with tremendous entrepreneurial success led by Chairman Skip Battle.

At our time of purchase, the company’s two primary channels (credit card and mortgage) were facing heavy skepticism. We found the valuation incredibly compelling for the first time in years and initiated a position at 13x earnings and 6.6x EV/EBITDA. We believe the strength of the company’s balance sheet provides downside protection while an eventual economic recovery presents significant upside. We initiated a position at $19.32 in the fourth quarter of 2009, representing an approximate 40% discount to PMV.

Still a Cash Flow King
Today, FICO is experiencing a healthy recovery. We believe the strong cash flow yield of approximately 10% coupled with a restructuring initiative will benefit the company in the long run.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989
ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between 2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2011
	1st Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	7.01%	19.41%	10.84%	5.83%	7.75%	10.96%
Russell Midcap Value Index	7.42%	22.26%	6.61%	4.04%	9.24%	11.54%
Russell Midcap Index	7.63%	24.27%	7.25%	4.67%	8.52%	11.29%
S&P 500 Index	5.92%	15.65%	2.35%	2.62%	3.29%	8.73%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer discretionary	44.22	11.24	16.03	12.07

Financial services	29.68	30.05	20.37	16.64

Health care	14.80	5.40	8.57	10.79

Producer durables	5.08	11.05	14.15	11.56

Consumer staples	3.36	6.33	5.30	8.92

Technology	2.86	4.46	11.58	16.62

Materials & processing	0.00	5.64	6.57	3.99

Utilities	0.00	13.81	7.80	6.07

Energy	0.00	12.02	9.64	13.34

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
As of 9/30/2010	1.18%

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	4.8%	6	Accenture plc	3.6%
	Mass media company			Global management consultant
				specializing in technology and
2	Viacom, Inc.	4.3%		outsourcing
	Cable network and film
	production company		7	Jones Lang LaSalle Inc.	3.5%
				Leading commercial real estate
3	Gannett Co., Inc.	3.9%		services firm
	Largest U.S. newspaper company
	and publisher of USA Today		8	Lazard Ltd	3.4%
				International financial advisory
4	DeVry Inc.	3.7%		and asset management firm
	Global provider of educational
	services		9	Northern Trust Corp.	3.4%
				Premier trust bank focused on asset
5	Zimmer Holdings, Inc.	3.6%		management, asset custodianship
	Leading designer and manufacturer			and private banking
	in the orthopedic marketplace
			10	Interpublic Group of Cos., Inc.	3.3%
				Global holding company of advertising
				and marketing services companies
Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	8	800.292.7435

Ariel Appreciation Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Madison Square Garden, Inc.	MSG	26.99	18.39	29.97	0.54	1.23	1.36	50.0	21.9	19.8	1,676
First American Financial Corp.	FAF	16.50	11.90	17.37	1.03	1.20	1.03	16.0	13.8	16.0	1,734
Janus Capital Group Inc.	JNS	12.47	8.63	15.72	0.38	0.86	0.91	32.8	14.5	13.7	2,321
Bio-Rad Laboratories, Inc.	BIO	120.14	80.00	125.01	6.08	6.56	7.02	19.8	18.3	17.1	2,728
City National Corp.	CYN	57.05	47.19	64.30	0.50	2.28	3.16	114.1	25.0	18.1	3,031
Sotheby's	BID	52.60	22.06	52.95	0.22	2.25	2.80	239.1	23.4	18.8	3,578
Gannett Co., Inc.	GCI	15.23	11.65	19.69	1.75	2.53	2.47	8.7	6.0	6.2	3,659
DeVry Inc.	DV	55.07	36.34	74.36	3.19	4.28	4.70	17.3	12.9	11.7	3,813
Dun & Bradstreet Corp.	DNB	80.24	65.34	87.08	5.99	5.66	6.08	13.4	14.2	13.2	3,978
Mohawk Industries, Inc.	MHK	61.15	42.61	66.93	2.61	3.39	4.48	23.4	18.0	13.6	4,198
Jones Lang LaSalle Inc.	JLL	99.74	61.83	103.00	1.82	3.77	5.25	54.8	26.5	19.0	4,275
Lazard Ltd	LAZ	41.58	25.70	46.54	(1.68)	1.95	2.60	NM	21.3	16.0	4,707
International Game Technology	IGT	16.23	13.65	21.86	0.80	0.85	0.91	20.3	19.1	17.8	4,850
Apollo Group, Inc.	APOL	41.71	33.75	66.69	4.60	5.15	4.22	9.1	8.1	9.9	5,886
Interpublic Group of Cos., Inc.	IPG	12.57	6.86	13.35	0.19	0.47	0.65	66.2	26.7	19.3	6,149
Tiffany & Co.	TIF	61.44	35.81	65.76	2.04	2.85	3.26	30.1	21.6	18.8	7,833
J.M. Smucker Co.	SJM	71.39	53.27	73.13	4.60	5.12	5.36	15.5	13.9	13.3	8,280
CB Richard Ellis Group, Inc.	CBG	26.70	12.81	27.97	0.18	0.62	1.18	148.3	43.1	22.6	8,640
Mattel, Inc.	MAT	24.93	20.14	26.70	1.52	1.84	2.12	16.4	13.5	11.8	8,664
Clorox Co.	CLX	70.07	60.56	72.43	4.16	4.20	4.15	16.8	16.7	16.9	9,642
Nordstrom, Inc.	JWN	44.88	28.44	47.52	1.95	2.68	3.02	23.0	16.7	14.9	9,787
Zimmer Holdings, Inc.	ZMH	60.53	46.27	65.22	4.13	4.58	4.97	14.7	13.2	12.2	11,642
Northern Trust Corp.	NTRS	50.75	45.30	59.36	3.16	2.80	2.90	16.1	18.1	17.5	12,287
Stanley Black & Decker, Inc.	SWK	76.60	48.76	77.44	2.97	3.71	5.34	25.8	20.6	14.3	12,821
Omnicom Group Inc.	OMC	49.06	33.50	51.25	2.67	2.86	3.27	18.4	17.2	15.0	13,935
CBS Corp.	CBS	25.04	12.26	26.17	0.65	1.13	1.79	38.5	22.2	14.0	15,744
St. Jude Medical, Inc.	STJ	51.26	34.00	52.28	2.61	3.19	3.46	19.6	16.1	14.8	16,686
T. Rowe Price Group, Inc.	TROW	66.42	42.81	71.29	1.65	2.53	3.42	40.3	26.3	19.4	17,223
Thermo Fisher Scientific Inc.	TMO	55.55	41.74	58.16	3.05	3.57	3.96	18.2	15.6	14.0	21,698
Carnival Corp.	CCL	38.36	29.68	48.14	2.24	2.55	2.74	17.1	15.0	14.0	23,308
AFLAC Inc.	AFL	52.78	39.91	59.54	4.85	5.53	6.18	10.9	9.5	8.5	24,818
Viacom, Inc.	VIA.B	46.52	30.24	47.34	2.43	3.01	3.54	19.1	15.5	13.1	25,369
Illinois Tool Works Inc.	ITW	53.72	40.33	56.36	2.32	3.29	3.86	23.2	16.3	13.9	26,788
Dell Inc.	DELL	14.51	11.34	17.52	1.08	1.41	1.54	13.4	10.3	9.4	27,667
Franklin Resources, Inc.	BEN	125.08	84.00	130.97	4.47	6.84	8.68	28.0	18.3	14.4	27,901
Baxter Intl Inc.	BAX	53.77	40.25	59.95	3.89	4.10	4.28	13.8	13.1	12.6	30,852
Accenture plc	ACN	54.97	19.19	56.78	2.67	2.82	3.41	20.6	19.5	16.1	35,691

Note: Holdings are as of March 31, 2011. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2011 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2011 stock price. NM=Not Meaningful.

Madison Square Garden, Inc. (NASDAQ: MSG) Two Pennsylvania Plaza New York, NY 10121 212.465.6741 msg.com

Madison Square Garden is a vertically-integrated sports, entertainment and media business. With two of the most recognizable brands in sports, the New York Knicks and the New York Rangers, the company essentially owns monopolies in one of the most lucrative sports markets in the country. The Madison Square Garden arena in midtown Manhattan is the only venue of its kind in the borough, and the company’s Radio City Christmas Spectacular has become part of the holiday season for millions of Americans. Reaching approximately 8 million subscribers in the New York area, the MSG and MSG Plus cable networks broadcast a variety of sports teams including the Buffalo Sabres, the New York Islanders, and the New Jersey Devils in addition to the Knicks and Rangers. Additionally, the company owns the Chicago Theatre and controls the booking rights for Radio City Music Hall and the Beacon Theatre in New York, as well as the Wang Theatre in Boston. These assets provide content to the company’s Fuse cable network, which delivers music-focused programming to 49 million households nationally.

Home Court Advantage
Spun-off of Cablevision Systems Corp. in February 2010, the company immediately undertook a significant capital project with the transformation of the Madison Square Garden arena. Expected to take three years and cost nearly $1 billion, the project includes a renovation of the entire arena, including a significant upgrade of the seating, luxury suites, and concessions. With only $170 million invested so far, there are early signs of a potential payback with the Knicks and Rangers raising ticket prices next season 49% and 23%, respectively. The company has signed new lucrative sponsorship deals, including a long-term marquee deal with JPMorgan Chase reportedly worth $300 million over 10 years. Additionally, revenues from concessions and luxury suites are expected to increase sharply as a result of the renovations.

Playing as a Team
Although the Knicks and Rangers generate most of the headlines, the underappreciated workhorses of this team are MSG and MSG Plus, the regional sports networks that distribute the sports content. In recent years, most of the company’s cash flow has been generated by its media assets, which enjoy profitable long-term distribution contracts. Cable providers such as Time Warner Cable and Cablevision pay the company more than $2 per month per subscriber to carry the networks, regardless of sports team performance or viewership. This compares to less than $1 per month per subscriber for cable networks such as USA and TNT. In a media environment where many content providers are concerned about challenges from online distribution, sports content is uniquely positioned to drive live viewership with no direct competition. For a Knicks fan, there is no replacement to watching a live game.

Nothing but Net
Over the past decade, the Knicks have consistently sold out the Garden, despite only making the playoffs once. This season, the Knicks and Rangers are both in the playoffs for the first time since 1997. With the late-season additions of Carmelo Anthony and Chauncey Billups, the Knicks have generated more buzz than they have enjoyed in years. Playoff games add high-margin revenue through additional ticket sales, concessions, advertising and television fees—all upside for the organization.

With a strong balance sheet and a portfolio of unique assets, Madison Square Garden is well positioned to generate headlines both on and off the court. As of March 31st, 2011, Madison Square Garden traded at $26.99, a 34% discount to our private market value of $40.64.

arielinvestments.com	10	800.292.7435

Performance data quoted represents past performance. All performance assumes the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending March 31,  2011, Ariel Focus Fund underperformed its benchmark and the broader market, gaining +4.51% versus +6.46% for the Russell 1000 Value Index and +5.92% for the S&P 500 Index. Although the Fund outperformed the market in the first two months of the year, developments in Japan and the Middle East in early March impacted several of our holdings, driving the quarter’s underperformance. Despite the lag, the portfolio remains compellingly cheap in our view, having ended the quarter with a forward P/E multiple of 11.5x compared to 12.7x for the Russell 1000 Value Index and 13.0x for the S&P 500 Index.

Two of our biggest detractors during the quarter were cruiseline Carnival Corp. (CCL) and insurer AFLAC Inc. (AFL). Higher oil prices stemming in part from unrest in the Middle East caused Carnival to lower its forecast for 2011 earnings, which drove its share price down -16.36% for the quarter. Concerns about increased medical costs resulting from the tragic earthquake, tsunami and resulting damage to nuclear power plants in Japan pushed AFLAC’s shares down -10.33% in March. In addition, shares of banking firms Goldman Sachs Group, Inc. (GS), Morgan Stanley (MS) and Citigroup Inc. (C) all fell late in the quarter due principally to concerns about the regulatory environment. Although energy giant Exxon Mobil (XOM) is our largest holding, our  underweight in the energy sector has been a headwind this year.

On the positive side, companies aiding relative performance in the quarter included consultant Accenture plc (ACN; +13.36%), Exxon Mobil (+15.67%) and technology firm International Business Machines Corp. (IBM; +11.55%). Exxon has benefitted from the recent increase in global oil prices. Its acquisition of XTO in 2010 made it a leader in natural gas, which we and Exxon management think will get more use given global petroleum demand. When we initiated our position in IBM in June of 2005, it had been written off as a mainframe computer company whose best days were behind it. Since then, IBM management has grown earnings per share (EPS) from $6.06 in 2006 to a projected $12.95 in 2011 through divestitures of slow-growth businesses, selected acquisitions as well as reinvestments in the company’s underappreciated software and consulting businesses. IBM closed the quarter at a price of $163.07 per share at just 12.2x our forward cash earnings estimate.

Why We Remain Bullish
For over a year, our view of the market could be easily summarized as: 1) The market is somewhere between reasonably and attractively priced; 2) The economy and corporate earnings are stronger than generally perceived; and 3) High-quality large caps represent the best value in the market, particularly given their relatively low risk. If you like your portfolio managers to be consistent and predictable, the good news is we still hold these same three views, with only modest adjustments. The bad news is that we are running out of new ways to say “quality is cheap!” Specifically, the broad market has more than doubled since March 9, 2009, but still trades at a forward P/E of approximately 13.0x. Although that puts it between fairly priced and cheap (maybe a little closer to the former), in our view it is far from expensive.

The primary factors that keep us relatively bullish are the performance and outlook of our portfolio companies and our confidence in the managers who run them.  Phrases like “stopped getting worse,” and “bouncing along the bottom” have been replaced by “business is clearly better” and “finally getting some revenue growth.” When asked if the market and Wall Street analysts are “generally getting your story right,” many managers have commented that the market does not understand how much of their business is overseas where economies are stronger, especially in emerging markets.  Our own view is that Wall Street continues  to underestimate earnings power, falling victim to  the behavioral finance tendency to “anchor” on  recent results.

Another reason for optimism is how connected future earnings growth is to stock repurchases as well as mergers and acquisitions in the present environment.

As many know, larger companies have record amounts of cash—in aggregate American corporate balance sheets hold nearly $2 trillion in cash.  What is less well understood is how traditional calculations of P/E ratios and market value do not adjust for this cash.  For instance, Microsoft Corp.’s (MSFT) P/E ratio will appear in most databases as 9.8x at quarter-end, but that figure ignores the roughly $35 billion of net cash sitting on Microsoft’s books.  Usually in a transaction there is a trade-off between acquired revenue growth and near-term earnings dilution.  Historically, the purchase of a business whose earnings are growing faster than the buyer’s would still result in at least one to two years of EPS dilution.  The combination of large excess cash balances and extremely cheap debt financing means that today, purchasing even a fast-growing target can be immediately accretive, even before synergies.  Simply put, in this unusual environment whenever Microsoft buys back its own stock or buys a profitable company, it immediately expands its earnings.  (To learn more about this company, see our Company Spotlight on Microsoft Corp. found on page 16.)

Stock repurchase programs make sense when a company’s shares are trading at a discount.  At quarter-end, the companies in our portfolio were trading at a -26.5% discount to our private market value calculation, making stock repurchases a potential opportunity to increase intrinsic value per share in a tax-efficient manner.

arielinvestments.com	12	800.292.7435

Outlook: Three Possible Scenarios
Our outlook for the three most likely scenarios for the next few years is as follows.  In our view, the most probable course is relatively steady economic growth in North America with above-trend growth in the rest of the world, in which case we would expect high-single-digit to low-double-digit returns for the market as a whole.  That said, we believe there is a good chance that high-quality companies currently trading at discounted P/Es might see their multiples return to their traditional market premiums as the market once again pays more for quality, stability, lower costs of capital and greater international exposure.

In the second scenario, a global economic downturn could result from unsustainable federal deficits and growing entitlements.  In this scenario, high-quality companies would have a key advantage in a difficult environment.  Companies with strong balance sheets and more diversified business models should be more buoyant on a fundamental business level than levered, lower-quality enterprises.

In the third scenario, world economic growth beats expectations.  In this environment, cyclical companies and those with leveraged balance sheets are likely to prosper.  This happened in 2006, and the Fund rose in absolute terms but trailed the market.

In summary, we believe strong, diversified companies are well-positioned for two of the three most likely economic outcomes. This view stems from an unusual state of the market: the highest-quality, least-risky companies are trading at steep discounts to the valuations they usually have enjoyed.

Portfolio Comings and Goings
During the quarter, we initiated a position in Abbott Laboratories (ABT), which we have monitored for years. Abbott has a great, diversified portfolio of pharmaceutical, diagnostic and nutritional products but trades at a forward P/E of just 9.9x. Concerns about competition for its rheumatoid arthritis drug Humira pushed Abbott’s stock below $50, where it traded in 2001 when its earnings were one-third their current level.

Lastly, we exited Toyota Motor Corp. (TM) as well as Interpublic Group of Cos., Inc. (IPG). We were fortunate to sell Toyota in March before the recent events in Japan, which have since depressed the company’s stock price. We owned Toyota since the Fund’s inception in 2005 and considered it one of the highest-quality companies in our portfolio. But the combination of a dramatic drop in North American car sales (from over 17 million cars per year to approximately 11.5 million currently) and the restructuring and cost reductions of General Motors (GM) and Chrysler, has reduced Toyota’s previously wide moat. We purchased Interpublic in early 2010 and sold early in 2011. Normally we hold stocks for longer periods. With Interpublic, however, we bought at a fairly deep discount to our estimate of its intrinsic value. Although we do not think that the company’s value changed much in a year, the stock price went up enough to wipe out the discount.

As always, we appreciate the opportunity to serve  you and welcome any questions or comments you  might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy Vice Chairman & Director of Research Co-Portfolio Manager	Timothy Fidler Senior Vice President Co-Portfolio Manager

Ariel Focus Fund Performance Summary	Inception: June30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations in excess of $10 billion.  Ariel Focus Fund is a non-diversified fund and holds approximately 20 securities.

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2011
	1st Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	4.51%	10.17%	1.94%	1.54%	2.56%
Russell 1000 Value Index	6.46%	15.15%	0.60%	1.38%	3.12%
S&P 500 Index	5.92%	15.65%	2.35%	2.62%	4.02%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	24.48	27.38	16.64

Health care	18.96	12.35	10.79

Consumer discretionary	16.44	8.87	12.07

Technology	15.77	4.42	16.62

Producer durables	12.82	9.50	11.56

Energy	6.30	13.69	13.34

Consumer staples	5.23	8.73	8.92

Utilities	0.00	11.75	6.07

Materials & processing	0.00	3.29	3.99

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.25%*
Gross	1.58%*

TOP TEN EQUITY HOLDINGS
1	Exxon Mobil Corp.	6.1%	6	Johnson & Johnson	4.7%
	Engaged in the exploration,			Diversified health care and
	production, transportation and			consumer products company
	sale of crude oil and natural gas
			7	Omnicom Group Inc.	4.7%
2	International Business	5.8%		Leading global advertising
	Machines Corp.			and marketing services company
	World’s top provider of computer
	products and services		8	Apollo Group, Inc.
				Global leader in for-profit	4.6%
3	Zimmer Holdings, Inc.	5.5%		education
	Leading designer and manufacturer
	in the orthopedic marketplace		9	Bank of New York Mellon Corp.	4.6%
				Specializes in asset and wealth
4	Walgreen Co.	5.1%		management plus custodial
	Nation’s largest drugstore chain			servicing worldwide

5	Microsoft Corp.	5.0%	10	Tyco Intl Ltd.	4.6%
	Worldwide leader in computer			Diversified manufacturing
	software			conglomerate

*As of 9/30/10. Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

arielinvestments.com	14	800.292.7435

Ariel Focus Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	3/31/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	55.07	36.34	74.36	3.19	4.28	4.70	17.3	12.9	11.7	3,813
Apollo Group, Inc.	APOL	41.71	33.75	66.69	4.60	5.15	4.22	9.1	8.1	9.9	5,886
Zimmer Holdings, Inc.	ZMH	60.53	46.27	65.22	4.13	4.58	4.97	14.7	13.2	12.2	11,642
Omnicom Group Inc.	OMC	49.06	33.50	51.25	2.67	2.86	3.27	18.4	17.2	15.0	13,935
Tyco Intl Ltd.	TYC	44.77	34.00	47.33	2.42	2.73	3.21	18.5	16.4	13.9	21,210
Carnival Corp.	CCL	38.36	29.68	48.14	2.24	2.55	2.74	17.1	15.0	14.0	23,308
AFLAC Inc.	AFL	52.78	39.91	59.54	4.85	5.53	6.18	10.9	9.5	8.5	24,818
Dell Inc.	DELL	14.51	11.34	17.52	1.08	1.41	1.54	13.4	10.3	9.4	27,667
Lockheed Martin Corp.	LMT	80.40	67.68	87.06	7.96	7.37	7.89	10.1	10.9	10.2	28,102
Baxter Intl Inc.	BAX	53.77	40.25	59.95	3.89	4.10	4.28	13.8	13.1	12.6	30,852
Accenture plc	ACN	54.97	19.19	56.78	2.67	2.82	3.41	20.6	19.5	16.1	35,691
Walgreen Co.	WAG	40.14	26.26	47.11	2.19	2.41	2.95	18.3	16.7	13.6	37,026
Bank of New York Mellon Corp.	BK	29.87	23.78	32.65	(0.93)	2.26	2.55	NM	13.2	11.7	37,097
Morgan Stanley	MS	27.32	22.40	32.29	(0.93)	2.28	2.39	NM	12.0	11.4	42,227
Abbott Laboratories	ABT	49.05	44.59	53.75	4.02	4.54	4.92	12.2	10.8	10.0	75,909
Goldman Sachs Group, Inc.	GS	158.47	129.50	186.41	22.13	13.18	17.00	7.2	12.0	9.3	82,159
Citigroup Inc.	C	4.42	3.53	5.15	(0.76)	0.39	0.45	NM	11.3	9.8	128,438
Johnson & Johnson	JNJ	59.25	56.86	66.20	4.81	4.94	5.02	12.3	12.0	11.8	162,362
JPMorgan Chase & Co.	JPM	46.10	35.16	48.36	2.24	3.85	5.00	20.6	12.0	9.2	183,640
International Business Machines Corp.	IBM	163.07	116.00	167.72	10.01	11.45	13.15	16.3	14.2	12.4	198,870
Microsoft Corp.	MSFT	25.36	22.73	31.58	1.88	2.33	2.70	13.5	10.9	9.4	213,336
Exxon Mobil Corp.	XOM	84.13	55.94	88.23	4.00	5.96	7.62	21.0	14.1	11.0	417,167

Note: Holdings are as of March 31, 2011. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of March 31, 2011 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and March 31, 2011 stock price.
NM=Not Meaningful.

Microsoft Corporation (NASDAQ: MSFT) One Microsoft Way Redmond, WA 98052 800.285.7772 microsoft.com

Founded in 1975 by Bill Gates and Paul Allen, Microsoft is the global leader in enterprise and consumer software. The company is the worldwide leader in software, services and solutions with more than half a billion people relying on the company’s flagship Windows and Office products. Additionally, its reach extends into consumer gaming, internet search, mobile phones and cloud computing. Combined, Microsoft has built a fortress-like moat that continues to position it for a bright future. Yet overblown concerns around increasing competition have distracted investors and created a disconnect between its growing earnings power and the current stock price.

A Misunderstood Consumer
Apple’s success in consumer electronics has created an over-emphasis on and under-appreciation of Microsoft’s own consumer electronics business. Accounting for just 13% of revenues, the impact of a few product missteps has been overblown, while the successes ignored. XBOX 360 has sold over 50 million consoles worldwide, while Microsoft Kinect was deemed by Guinness World Records as the fastest selling consumer electronics device in history. A recent partnership with Nokia has the Windows Phone operating system projected to overtake both Apple and Blackberry in global market share. Finally, a recent Forrester study concluded that Windows is the number one operating system consumers want on tablet computers.

Windows Refresh
The true engines behind the Microsoft machine are Windows and Office, operating on nine out of every ten computers worldwide and generating nearly 60% of revenues. Despite competitors’ attempts to offer alternatives for free, Microsoft’s moat continues to prove impenetrable. Protected by high switching costs and fueled by a global IT refresh, Windows 7 has sold over 300 million licenses, making it the fastest growing operating system in history. That is a sales rate of nearly eight copies per second. Not to be outdone, Office 2010 is the fastest-selling consumer version of Office in history.

A View from the Cloud
The next big opportunity in enterprise solutions is cloud computing and Microsoft is well positioned to gain a competitive advantage. Its broad product offerings in software, infrastructure and virtualization provide a one-stop shop for existing and new clients alike, and at a fraction of the cost of its competitors. For example, the price of Microsoft’s virtualization offering is 80% lower than market leader VMware’s. This pricing strategy has allowed Microsoft to capture over 15% of market share in just two years. Given its unmatched enterprise software installation base, Microsoft’s strong cloud offering is already achieving the unthinkable — generating 70% of its cloud technology sales from new customers.

From Gates to Ballmer, You Can’t Ignore the Numbers
The management transition since Bill Gates hasn’t been viewed favorably, but the perception has been skewed by the timing. Steve Ballmer took the reigns as CEO just months before the internet bubble burst. Looking past the stock price, the true measure of management has been evidenced by the numbers. Since the height of the internet bubble in March 2000, both earnings per share and cash flow per share have grown 250%. Yet the stock price has declined over 70% despite returning nearly $170 billion to shareholders over that same time period. The company currently has $3.75 per share in net cash on its balance sheet — ample capital to fuel future growth.

A Rare Opportunity
Once the darling of the internet boom, Microsoft has been unfairly penalized, in our view, for concerns that aren’t grounded in reality. We see beyond the fear, jumping at the opportunity to own a world-class brand, protected by a fortress-like moat, with growing earnings power and trading at a once-in-a-lifetime discount to its future growth prospects. As of March 31, 2011, shares traded at $25.36, a 40% discount to our private market value of $42.23.

arielinvestments.com	16	800.292.7435

Performance data quoted represents past performance. All performance assumes the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: The launch of Ariel Discovery Fund will be forever etched in our minds, as it coincided with the Great Chicago Blizzard of 2011. While the focus of most of the city’s workforce was on getting home before roads became impassable, we were excited to spend the day putting our initial shareholders’ money to work in the names we had identified over months of preparation.

For the two months since inception, the small-cap companies comprising Ariel Discovery Fund gained 3.30%. Meanwhile, the Russell 2000 Value Index gained 6.54% and the large-company Standard & Poor’s 500 Index returned 3.47%. While the Fund lagged its benchmark, this was primarily due to a high cash position in the initial weeks as we patiently put our shareholders’ money to work while the market showed considerable strength. By March 1, we were roughly 70% invested, and for the month of March we gained 3.20%. The Russell 2000 Value Index gained 1.39% and the S&P 500 returned 0.04 % for that brief period. As of quarter-end Ariel Discovery was more than 90% invested in stocks.

In future letters we will have more to say about quarterly and long-term performance, along with information on portfolio comings and goings. With this inaugural letter for Ariel Discovery Fund shareholders, we thought it would be useful to spend some time describing the deep value approach that we will be employing to manage this fund.

Deep Value Investing in the World of Small-Cap Stocks
If value investing means buying at a discount to intrinsic value, then it must follow that deep value investing means buying at a steep discount—or is there more to it than that simple distinction?

In our case there is a subtle but significant difference—one that has to do mostly with the opportunities presented at the small end of the equity market. Broadly speaking, value investing in Ariel’s other mutual funds is primarily focused on finding quality companies with predictable earnings growth and then buying them when they are attractively priced. In Ariel Discovery Fund, our deep value approach leads us to focus first and foremost on price. That is, we look for share price discounts so large that quality and growth, while always desirable, are not necessary to earn a substantial return on a stock.

How and why does this deep value approach work? A number of academic studies describe the “value effect,” which is particularly strong in very small stocks. Eugene Fama and Kenneth French are the most prominent scholars to examine the relationship between company size and the value premium. When price-to-book value is used to define value, a notable performance advantage occurs for small stocks.1 Works by Josef Lakonishok, Andrei Shleifer and Robert Vishny, as well as Richard Thaler and Werner DeBondt, also show how investors’ behavioral biases drive superior results for such value-based strategies.2

A Key Concept: Margin of Safety
We believe this value phenomenon is consistent with the investment philosophies of Benjamin Graham and David Dodd, widely recognized as the fathers of value investing. Because the level and sustainability of earnings and growth are difficult to estimate properly, investors tend to misprice small stocks on an earnings basis. Asset values (i.e., cash, receivables, and property, plant & equipment) tend to be more stable, and when investors take a dim view of the earnings power of a company, a margin of safety may appear. This concept of a margin of safety is the key to our deep value approach. Essentially we want to buy at a low enough price that we can have a successful investment even when we are wrong about the outcome for the company’s fundamentals.3

Additionally, we believe illiquidity, so often thought of as a major risk inherent in small-cap investing, can be the friend of the long-term investor. Roger Ibbotson recently produced data supporting this view. He has shown illiquid stocks outperform liquid stocks across all market cap ranges. He believes avoidance by investors of thinly-traded stocks creates bargains, and over long periods of time these bargain prices can provide excess returns.4

From a practical standpoint, we believe we can take advantage of impatience to buy at larger discounts  and sell at higher premiums. For instance, a buying opportunity may arise from the forced liquidation of a large position in an illiquid stock. Likewise, newfound enthusiasm by Wall Street analysts or traders may cause a stock’s price to suddenly spike higher – providing the opportunity to reduce a position at an attractive price.

Our Current Favorite Deep Value Stock
To implement the strategy described above, we generally look for protection in asset values with an emphasis on cash-rich and debt-free balance sheets, strong and motivated management teams and upside potential from underappreciated future opportunities. One stock which embodies everything we look for in such an investment is Force Protection, Inc. (FRPT).

Based in Ladson, South Carolina, Force Protection is a leading provider of blast protection technology. Its primary products are a line of Mine Resistant Ambush Protected vehicles, or MRAPs. These armored vehicles protect American and allied troops from landmines, hostile fire and roadside bombs in conflict zones around the globe.

With survival of troops at the highest-priority level, and as the world becomes an increasingly dangerous place, there is little doubt that Force Protection operates in an extraordinarily attractive niche. Yet because of missteps by previous management, the company’s stock remains in the penalty box with investors, and it trades at little more than the value of its cash-rich balance sheet.

arielinvestments.com	18	800.292.7435

The current management team, headed by CEO Michael Moody and CFO Charlie Mathis, has done an outstanding job transforming the company over the last three years from a high-cost manufacturing-focused company to a provider of “survivability solutions” based on technological innovation. Advances such as the modular construction of the Ocelot vehicle have led to a recent major contract win with the United Kingdom and increased prospects for future awards. Significant stock ownership by top management further bolsters our confidence that their interests are aligned with those of shareholders.

From a valuation perspective, Force Protection is attractive on both its assets and its operations. At quarter-end, the share price of $4.90 indicated a market capitalization of just under $350 million. Cash on the balance sheet was $150 million at year-end, or $2.12 per share—with receivables due from the U.S. government poised to take that number to roughly $3.00 per share by mid-year. Thus, with a tangible book value of $4.65 per share, and nearly two-thirds of that soon to be in cash, investors are assigning almost no value to the future operations of the company.

Yet, Force Protection has a profitable and potentially fast-growing business. Only 23% of 2010 revenues came from vehicle sales, with the balance from spares  and modernization work for the 4,500 vehicles already in service. These recurring revenue streams will lead to predictable and solid cash flows even if Force Protection never wins another contract. Our estimate for 2011 earnings of $0.48 per share implies a P/E of roughly 9x, and approximately 4x when one backs out the mid-year cash level. On top of that, potential contracts with Australia and Canada due to be announced in 2011 and 2012 provide very significant upside potential. Yet again, the current price is so attractive that we feel the company’s stock is deeply undervalued even without these potential wins.

As always, we appreciate the opportunity to serve  you and welcome any questions or comments you  might have. You can also contact us directly at  email@arielinvestments.com.

Sincerely,

Senior Vice President
Lead Portfolio Manager

1	Eugene Fama and Kenneth French, “The Anatomy of Value and Growth Stock Returns,” Financial Analysts Journal vol. 63 (2007).
2	Josef Lakonishok, et al., “Contrarian Investment, Extrapolation, and Risk,” Journal of Finance vol. 49, (1994).
3
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals, or external forces that damage our holdings. It should cushion blows but cannot completely stave them off.

4	Daniel Fisher, “You Can’t Be Too Thin,” Forbes Magazine 8 Nov. 2010.

Ariel Fund Schedule of Investments		March 31, 2011 (unaudited)

Number of Shares	Common Stocks—98.83%	Cost	Market Value

	Consumer discretionary & services—40.19%
3,709,600	CBS Corp., Class B	$15,981,478	$92,888,384
1,668,990	DeVry Inc.	82,975,059	91,911,279
5,972,539	Gannett Co., Inc.	24,246,322	90,961,769
4,416,425	International Game Technology	54,094,023	71,678,578
7,218,172	Interpublic Group of Cos., Inc.	43,852,594	90,732,422
1,344,571	Meredith Corp.	31,263,580	45,607,848
1,337,848	Mohawk Industries, Inc.(a)	66,547,712	81,809,405
2,813,657	Newell Rubbermaid Inc.	40,311,262	53,825,258
1,334,775	Nordstrom, Inc.	18,623,063	59,904,702
1,708,156	Royal Caribbean Cruises Ltd.(a)	13,261,372	70,478,517
582,467	Sotheby's	6,160,122	30,637,764
1,082,495	Stanley Black & Decker, Inc.	28,003,882	82,919,117
1,015,506	Tiffany & Co.	35,500,753	62,392,689
92,900	Washington Post Co., Class B	35,135,724	40,649,324
		495,956,946	966,397,056
	Consumer staples—6.68%
563,054	Energizer Holdings, Inc.(a)	11,684,289	40,066,923
1,150,938	J.M. Smucker Co.	46,475,860	82,165,464
802,025	McCormick & Co., Inc.	28,103,175	38,360,856
		86,263,324	160,593,243
	Financial services—25.73%
3,257,157	CB Richard Ellis Group, Inc.(a)	12,566,361	86,966,092
682,826	City National Corp.	28,651,314	38,955,223
809,200	Dun & Bradstreet Corp.	62,463,567	64,930,208
2,169,000	Fair Isaac Corp.(b)	50,310,015	68,562,090
2,139,500	First American Financial Corp.	35,665,408	35,301,750
1,440,165	HCC Insurance Holdings, Inc.	25,933,414	45,091,566
6,122,178	Janus Capital Group Inc.	52,834,860	76,343,560
877,873	Jones Lang LaSalle Inc.	13,064,021	87,559,053
2,209,200	Lazard Ltd, Class A	74,674,500	91,858,536
1,508,547	PrivateBancorp, Inc.	13,614,383	23,065,684
		369,777,843	618,633,762
	Health care—9.97%
740,534	Bio-Rad Laboratories, Inc., Class A(a)	46,491,053	88,967,755
1,416,801	Hospira, Inc.(a)	53,753,510	78,207,415
1,197,300	Zimmer Holdings, Inc.(a)	66,962,483	72,472,569
		167,207,046	239,647,739
	Materials & processing—2.98%
3,876,438	Interface, Inc., Class A(b)	37,742,293	71,675,339
	Producer durables—11.43%
1,973,203	Brady Corp., Class A	34,932,709	70,423,615
2,258,000	Brink's Co.	54,424,474	74,762,380
2,041,690	Herman Miller, Inc.	35,817,329	56,126,058
1,683,111	IDEX Corp.	27,203,387	73,467,795
		152,377,899	274,779,848
	Technology—1.85%
638,450	Anixter Intl Inc.	14,784,341	44,621,270
	Total common stocks	1,324,109,692	2,376,348,257

Principal Amount	Repurchase Agreement—1.13%	Cost	Market Value
$27,291,096	Fixed Income Clearing Corporation, 0.01%, dated 3/31/2011,
	due 4/1/2011, repurchase price $27,291,104, (collateralized by
	Federal Home Loan Mortgage Assoc., 6.25%, due 7/15/2032)	$27,291,096	$27,291,096
	Total Investments—99.96%	$1,351,400,788	2,403,639,353
	Other Assets less Liabilities—0.04%		864,010
	Net Assets—100.00%		$2,404,503,363

(a)Non-income producing.
(b)Affiliated company (See Note Five).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Semi-Annual Report	20	800.292.7435

Ariel Appreciation Fund Schedule of Investments		March 31, 2011 (unaudited)

Number of Shares	Common Stocks—98.87%	Cost	Market Value

	Consumer discretionary & services—43.72%
531,400	Apollo Group, Inc., Class A	$23,741,644	$22,164,694
1,041,650	Carnival Corp.	27,713,373	39,957,694
3,003,100	CBS Corp., Class B	16,897,573	75,197,624
1,039,300	DeVry Inc.	50,025,228	57,234,251
3,973,800	Gannett Co., Inc.	12,725,435	60,520,974
2,241,590	International Game Technology	28,777,022	36,381,006
4,073,675	Interpublic Group of Cos., Inc.	20,080,395	51,206,095
851,800	Madison Square Garden, Inc., Class A(a)	23,064,641	22,990,082
798,100	Mattel, Inc.	17,944,640	19,896,633
772,875	Mohawk Industries, Inc.(a)	34,720,248	47,261,306
791,800	Nordstrom, Inc.	12,221,831	35,535,984
880,300	Omnicom Group Inc.	24,535,666	43,187,518
379,500	Sotheby's	6,492,982	19,961,700
606,399	Stanley Black & Decker, Inc.	12,761,257	46,450,163
567,900	Tiffany & Co.	17,699,489	34,891,776
1,427,900	Viacom, Inc.	34,352,104	66,425,908
		363,753,528	679,263,408
	Consumer staples—3.32%
189,647	Clorox Co.	6,043,112	13,288,565
536,175	J.M. Smucker Co.	27,681,463	38,277,533
		33,724,575	51,566,098
	Financial services—29.35%
870,200	AFLAC Inc.	18,489,185	45,929,156
1,733,050	CB Richard Ellis Group, Inc.(a)	5,910,189	46,272,435
454,300	City National Corp.	23,865,075	25,917,815
360,422	Dun & Bradstreet Corp.	15,496,269	28,920,261
1,395,300	First American Financial Corp.	23,259,612	23,022,450
379,300	Franklin Resources, Inc.	15,733,927	47,442,844
3,426,175	Janus Capital Group Inc.	25,145,756	42,724,402
545,500	Jones Lang LaSalle Inc.	27,661,202	54,408,170
1,263,300	Lazard Ltd, Class A	45,633,679	52,528,014
1,034,100	Northern Trust Corp.	40,983,912	52,480,575
546,900	T. Rowe Price Group, Inc.	10,931,957	36,325,098
		253,110,763	455,971,220
	Health care—14.63%
873,650	Baxter Intl Inc.	29,276,726	46,976,161
256,025	Bio-Rad Laboratories, Inc., Class A(a)	17,159,013	30,758,844
982,600	St. Jude Medical, Inc.	36,735,766	50,368,076
769,354	Thermo Fisher ScientificInc.(a)	13,146,106	42,737,615
932,800	Zimmer Holdings, Inc.(a)	43,726,256	56,462,384
		140,043,867	227,303,080
	Producer durables—5.03%
1,014,300	Accenture plc, Class A	15,544,906	55,756,071
415,450	Illinois Tool Works Inc.	19,041,869	22,317,974
		34,586,775	78,074,045
	Technology—2.82%
3,023,600	Dell Inc.(a)	34,760,182	43,872,436

	Total common stocks	859,979,690	1,536,050,287
	Total Investments—98.87%	$859,979,690	1,536,050,287
	Cash, Other Assets less Liabilities—1.13%		17,628,797
	Net Assets—100.00%		$1,553,679,084

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	21	Semi-Annual Report

Ariel Focus Fund Schedule of Investments		March 31, 2011 (unaudited)

Number of Shares	Common Stocks—97.09%	Cost	Market Value

	Consumer discretionary & services—15.96%
62,100	Apollo Group, Inc.(a)	$3,413,576	$2,590,191
53,700	Carnival Corp.	2,016,433	2,059,932
30,900	DeVry Inc.	1,287,767	1,701,663
53,400	Omnicom Group Inc.	2,022,775	2,619,804
		8,740,551	8,971,590
	Consumer staples—5.08%
71,100	Walgreen Co.	2,049,216	2,853,954

	Energy—6.12%
40,900	Exxon Mobil Corp.	2,829,865	3,440,917

	Financial services—23.77%
38,900	AFLAC Inc.	1,528,243	2,053,142
86,400	Bank of New York Mellon Corp.	2,411,169	2,580,768
408,500	Citigroup Inc.(a)	1,575,979	1,805,570
13,400	Goldman Sachs Group, Inc.	1,935,098	2,123,498
52,500	JPMorgan Chase & Co.	2,168,324	2,420,250
86,950	Morgan Stanley	2,520,131	2,375,474
		12,138,944	13,358,702
	Health care—18.41%
42,300	Abbott Laboratories	1,995,664	2,074,815
47,600	Baxter Intl Inc.	2,273,324	2,559,452
44,400	Johnson & Johnson	2,725,799	2,630,700
50,900	Zimmer Holdings, Inc.(a)	2,615,859	3,080,977
		9,610,646	10,345,944
	Producer durables—12.44%
42,400	Accenture plc, Class A	1,057,243	2,330,728
26,100	Lockheed Martin Corp.	1,992,321	2,098,440
57,275	Tyco Intl Ltd.	2,038,942	2,564,202
		5,088,506	6,993,370
	Technology—15.31%
175,200	Dell Inc.(a)	3,141,118	2,542,152
20,000	International Business Machines Corp.	2,081,750	3,261,400
110,400	Microsoft Corp.	2,729,722	2,799,744
		7,952,590	8,603,296

	Total common stocks	48,410,318	54,567,773
	Total Investments—97.09%	$48,410,318	54,567,773
	Cash, Other Assets less Liabilities—2.91%		1,633,167
	Net Assets—100.00%		$56,200,940

(a)Non-income producing.
A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

Semi-Annual Report	22	800.292.7435

Ariel Discovery Fund Schedule of Investments		March 31, 2011 (unaudited)

Number of Shares	Common Stocks—90.30%	Cost	Market Value

	Consumer discretionary & services—21.32%
12,000	Callaway Golf Co.	$86,527	$81,840
8,200	Gaiam, Inc., Class A	57,772	54,120
3,800	International Speedway Corp., Class A	109,585	113,240
3,500	JAKKS Pacific, Inc. (a)	62,073	67,725
9,000	The Knot, Inc.(a)	92,222	108,450
6,400	Madison Square Garden, Inc., Class A(a)	167,412	172,736
5,500	RadioShack Corp.	80,357	82,555
1,700	Shoe Carnival, Inc.(a)	43,309	47,685
		699,257	728,351
	Financial services—20.10%
1,800	Aspen Insurance Holdings Ltd.	49,372	49,608
6,400	Avatar Holdings Inc.(a)	129,315	126,656
7,100	First American Financial Corp.	112,444	117,150
40,100	Market Leader, Inc.(a)	102,154	100,250
6,600	MB Financial, Inc.	131,154	138,336
5,200	Republic Bancorp, Inc., Class A	92,587	101,296
5,200	SeaBright Holdings, Inc.	52,682	53,300
		669,708	686,596
	Health care—7.47%
8,100	Symmetry Medical Inc.(a)	75,037	79,380
19,900	TomoTherapy Inc.(a)	67,368	90,943
28,700	Vical Inc.(a)	56,347	84,952
		198,752	255,275
	Materials & processing—5.60%
13,800	Landec Corp.(a)	86,470	89,700
13,500	Orion Energy Systems, Inc.(a)	54,042	54,405
1,600	Simpson Manufacturing Co., Inc.	46,460	47,136
		186,972	191,241
	Producer durables—14.76%
23,400	Ballantyne Strong, Inc.(a)	167,407	167,778
41,000	Force Protection, Inc.(a)	221,240	200,900
3,100	Team, Inc.(a)	80,764	81,406
5,400	Tecumseh Products Co., Class A(a)	61,813	54,108
		531,224	504,192
	Technology—21.05%
3,700	American Reprographics Co.(a)	29,878	38,295
2,100	Comtech Telecomm. Corp.	58,027	57,078
8,400	Imation Corp.(a)	95,742	93,576
6,000	InfoSpace, Inc.(a)	49,299	51,960
3,500	Multi-Fineline Electronix, Inc.(a)	97,272	98,770
12,600	PCTEL, Inc.(a)	90,536	96,642
7,600	Pervasive Software Inc.(a)	45,735	50,768
6,500	Richardson Electronics, Ltd.	84,528	85,670
11,300	Sigma Designs, Inc.(a)	154,627	146,335
		705,644	719,094

	Total common stocks	2,991,557	3,084,749
	Total Investments—90.30%	$2,991,557	3,084,749
	Cash, Other Assets less Liabilities—9.70%		331,372
	Net Assets—100.00%		$3,416,121

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	23	Semi-Annual Report

Statements of Assets & Liabilities			March 31, 2011 (unaudited)

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund

Assets:
Investments in unaffiliated issuers, at value
(cost $1,236,057,384, $859,979,690,
$48,410,318 and $2,991,557, respectively)	$2,236,110,828	$1,536,050,287	$54,567,773	$3,084,749
Investments in affiliated issuers, at value
(cost $88,052,308)	140,237,429	—	—	—
Repurchase agreements, at value
(cost $27,291,096, $0, $0 and $0, respectively)	27,291,096	—	—	—
Cash	—	9,782,079	1,536,360	556,439
Receivable for fund shares sold	3,456,712	3,905,774	17,631	1,450
Receivable for securities sold	—	27,539,935	602,819	—
Dividends and interest receivable	1,383,514	2,151,977	28,106	1,322
Prepaid and other assets	112,952	76,838	38,603	10,862
Total assets	2,408,592,531	1,579,506,890	56,791,292	3,654,822

Liabilities:
Payable for securities purchased	1,335,100	23,935,865	550,636	230,752
Payable for fund shares redeemed	2,082,961	1,297,143	13,159	—
Other liabilities	671,107	594,798	26,557	7,949
Total liabilities	4,089,168	25,827,806	590,352	238,701
Net assets	$2,404,503,363	$1,553,679,084	$56,200,940	$3,416,121

Net assets consist of:
Paid-in capital	$1,939,811,425	$1,020,201,391	$54,040,544	$3,317,057
Undistributed net investment income (loss)	1,879,571	1,708,721	11,511	(5,070)
Accumulated net realized gain (loss) on
investment transactions	(589,426,198)	(144,301,625)	(4,008,570)	10,942
Net unrealized appreciation on investments	1,052,238,565	676,070,597	6,157,455	93,192
Total net assets	$2,404,503,363	$1,553,679,084	$56,200,940	$3,416,121

Total net assets:	$2,404,503,363	$1,553,679,084	$56,200,940	$3,416,121
Shares outstanding (no par value)	45,542,494	34,250,512	5,162,861	330,769
Net asset value, offering and redemption
price per share	$52.80	$45.36	$10.89	$10.33

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	24	800.292.7435

Statements of Operations			Period Ended March 31, 2011 (unaudited)

	Six Months Ended March 31, 2011			January 31, 2011* to
				March 31, 2011
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$13,075,957	$10,635,759	$411,078(a)	$1,382
Affiliated issuers	221,960(b)	—	—	—
Interest	1,224	252	—	—
Total investment income	13,299,141	10,636,011	411,078	1,382

Expenses:
Management fees	6,376,505	5,125,389	209,876	4,315
Distribution fees	2,728,424	1,827,468	69,959	1,069
Shareholder service fees	1,189,295	771,948	14,924	—
Transfer agent fees and expenses	374,775	296,994	31,718	4,248
Printing and postage expenses	228,410	163,800	11,648	1,711
Trustees' fees and expenses	140,140	111,202	33,852	7,906
Professional fees	48,230	43,134	22,022	8,142
Custody fees and expenses	36,833	27,641	2,002	590
Federal and state registration fees	41,118	43,722	12,896	885
Interest expense	—	—	81	—
Miscellaneous expenses	78,442	59,034	4,368	—
Total expenses before reimbursements	11,242,172	8,470,332	413,346	28,866
Expense reimbursements	—	—	(63,472)	(22,414)
Net expenses	11,242,172	8,470,332	349,874	6,452
Net investment income (loss)	2,056,969	2,165,679	61,204	(5,070)

Realized and unrealized gain:
Net realized gain on investments
Unaffiliated issuers	88,696,461	45,112,822	1,666,240	10,942
Affiliated issuers	464,210(b)	—	—	—
Change in net unrealized appreciation
on investments	364,265,159	217,091,979	6,034,646	93,192
Net gain on investments	453,425,830	262,204,801	7,700,886	104,134
Net increase in net assets resulting
from operations	$455,482,799	$264,370,480	$7,762,090	$99,064

*Commencement of operations.
(a)Net of $761 in foreign tax withheld.
(b)See Note Five for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	25	Semi-Annual Report

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010	March 31, 2011	September 30, 2010
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$2,056,969	$(3,177,765)	$2,165,679	$(811,019)
Net realized gain on investments and
foreign currency translations	89,160,671	78,990,299	45,112,822	72,511,844
Change in net unrealized appreciation on
investments and foreign currency translations	364,265,159	241,230,773	217,091,979	128,492,482
Net increase in net assets from operations	455,482,799	317,043,307	264,370,480	200,193,307

Distributions to shareholders:
Net investment income	(181,815)	(311,308)	(456,958)	(1,663,895)
Total distributions	(181,815)	(311,308)	(456,958)	(1,663,895)

Share transactions:
Shares issued	253,572,312	546,052,712	124,867,789	381,302,492
Shares issued in reinvestment
of dividends and distributions	177,682	298,043	440,002	1,621,200
Shares redeemed	(257,681,353)	(622,641,856)	(165,942,338)	(485,168,399)
Net decrease from share transactions	(3,931,359)	(76,291,101)	(40,634,547)	(102,244,707)
Total increase in net assets	451,369,625	240,440,898	223,278,975	96,284,705

Net assets:
Beginning of year	1,953,133,738	1,712,692,840	1,330,400,109	1,234,115,404
End of period	$2,404,503,363	$1,953,133,738	$1,553,679,084	$1,330,400,109

Undistributed net investment income included
in net assets at end of period	$1,879,571	$4,417	$1,708,721	$ —

Capital share transactions:
Shares sold	5,255,088	13,742,437	2,969,295	10,632,969
Shares reinvested	3,637	7,646	10,331	45,197
Shares redeemed	(5,375,348)	(15,961,945)	(3,937,667)	(13,848,607)
Net decrease in shares outstanding	(116,623)	(2,211,862)	(958,041)	(3,170,441)

The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	26	800.292.7435

	Ariel Focus Fund		Ariel Discovery Fund

	Six Months Ended	Year Ended	January 31, 2011*
	March 31, 2011	September 30, 2010	to March 31, 2011
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$61,204	$164,351	$(5,070)
Net realized gain on investments and
foreign currency translations	1,666,240	2,364,146	10,942
Change in net unrealized appreciation/depreciation
on investments and foreign currency translations	6,034,646	(807,419)	93,192
Net increase in net assets from operations	7,762,090	1,721,078	99,064

Distributions to shareholders:
Net investment income	(140,337)	(142,500)	—
Total distributions	(140,337)	(142,500)	—

Share transactions:
Shares issued	4,919,824	27,500,611	3,317,057
Shares issued in reinvestment
of dividends and distributions	125,859	123,416	—
Shares redeemed	(11,075,339)	(9,470,831)	—
Net increase (decrease) from share transactions	(6,029,656)	18,153,196	3,317,057
Total increase in net assets	1,592,097	19,731,774	3,416,121

Net assets:
Beginning of year	54,608,843	34,877,069	—
End of period	$56,200,940	$54,608,843	$3,416,121

Undistributed net investment income (loss) included
in net assets at end of period	$11,511	$90,644	$(5,070)

Capital share transactions:
Shares sold	463,310	2,796,804	330,769
Shares reinvested	12,032	13,032	—
Shares redeemed	(1,068,345)	(1,021,271)	—
Net increase (decrease) in shares outstanding	(593,003)	1,788,565	330,769

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	27	Semi-Annual Report

Financial Highlights For a share outstanding throughout each period

Ariel Fund		Year Ended September 30

	Six Months
	Ended	2010	2009	2008	2007	2006
	March 31, 2011
	(unaudited)
Net asset value, beginning of year	$42.78	$35.78	$36.53	$54.60	$52.00	$54.55
Income from investment operations:
Net investment income (loss)	0.04	(0.07)	0.13	0.36	0.03	0.09
Net realized and unrealized gains
(losses) on investments	9.98	7.08	(0.50)	(13.78)	5.97	0.99
Total from investment operations	10.02	7.01	(0.37)	(13.42)	6.00	1.08
Distributions to shareholders:
Dividends from net investment income	(0.00)(a)	(0.01)	(0.38)	(0.15)	—	(0.15)
Distributions from capital gains	—	—	—	(4.50)	(3.40)	(3.48)
Total distributions	(0.00)	(0.01)	(0.38)	(4.65)	(3.40)	(3.63)
Net asset value, end of period	$52.80	$42.78	$35.78	$36.53	$54.60	$52.00
Total return	23.43%(b)	19.58%	(0.36)%	(26.55)%	11.97%	2.16%
Supplemental data and ratios:
Net assets, end of period, in thousands	$2,404,503	$1,953,134	$1,712,693	$1,845,578	$3,975,046	$4,280.965
Ratio of expenses to average net assets	1.03%(c)	1.06%	1.14%	1.07%	1.03%	1.07%
Ratio of net investment income (loss)
to average net assets	0.19%(c)	(0.16)%	0.41%	0.76%	0.05%	0.19%
Portfolio turnover rate	12%(b)	40%	45%	24%	25%	28%

Ariel Appreciation Fund		Year Ended September 30
	Six Months
	Ended	2010	2009	2008	2007	2006
	March 31, 2011
	(unaudited)
Net asset value, beginning of year	$37.79	$32.16	$36.39	$50.65	$48.46	$48.32
Income from investment operations:
Net investment income (loss)	0.06	(0.03)	0.08	0.17	0.18	0.12
Net realized and unrealized gains
(losses) on investments	7.52	5.70	(1.02)	(9.74)	5.49	2.35
Total from investment operations	7.58	5.67	(0.94)	(9.57)	5.67	2.47
Distributions to shareholders:
Dividends from net investment income	(0.01)	(0.04)	(0.18)	(0.23)	(0.02)	(0.13)
Distributions from capital gains	—	—	(3.11)	(4.46)	(3.46)	(2.20)
Total distributions	(0.01)	(0.04)	(3.29)	(4.69)	(3.48)	(2.33)
Net asset value, end of period	$45.36	$37.79	$32.16	$36.39	$50.65	$48.46
Total return	20.07%(b)	17.64%	3.54%	(20.49)%	12.09%	5.32%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,553,679	$1,330,400	$1,234.115	$1,459,648	$2,452,674	$2,732,196
Ratio of expenses to average net assets	1.16%(c)	1.18%	1.25%	1.19%	1.12%	1.16%
Ratio of net investment income (loss)
to average net assets	0.30%(c)	(0.06)%	0.42%	0.39%	0.33%	0.27%
Portfolio turnover rate	10%(b)	41%	44%	26%	29%	25%

(a)Amount is less than $0.005.
(b)Not annualized.
(c)Annualized.
The accompanying notes are an integral part of the financial statements.

Semi-Annual Report	28	800.292.7435

Ariel Focus Fund		Year Ended September 30

	Six Months
	Ended	2010	2009	2008	2007	2006
	March 31, 2011
	(unaudited)
Net asset value, beginning of year	$9.49	$8.79	$9.74	$11.93	$10.69	$10.23
Income from investment operations:
Net investment income	0.01	0.04	0.05	0.04	0.05	0.04
Net realized and unrealized gains
(losses) on investments	1.42	0.70	(0.94)	(1.92)	1.24	0.56
Total from investment operations	1.43	0.74	(0.89)	(1.88)	1.29	0.60
Distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.06)	(0.04)	(0.05)	(0.03)
Distributions from capital gains	—	—	—	(0.27)	—	(0.11)
Total distributions	(0.03)	(0.04)	(0.06)	(0.31)	(0.05)	(0.14)
Net asset value, end of period	$10.89	$9.49	$8.79	$9.74	$11.93	$10.69
Total return	15.04%(a)	8.37%	(9.02)%	(16.08)%	12.05%	6.00%
Supplemental data and ratios:
Net assets, end of period, in thousands	$56,201	$54,609	$34,877	$37,871	$43,275	$28,993
Ratio of expenses to average net assets
including waivers	1.25%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets
excluding waivers	1.48%(b)	1.58%	1.87%	1.61%	1.63%	2.20%
Ratio of net investment income to
average net assets, including waivers	0.22%(b)	0.36%	0.68%	0.37%	0.43%	0.48%
Ratio of net investment income (loss) to
average net assets, excluding waivers	(0.01)%(b)	0.03%	0.06%	0.00%	0.05%	(0.47)%
Portfolio turnover rate	17%(a)	52%	42%	49%	28%	29%

Ariel Discovery Fund
					January 31, 2011 (c)
					to March 31, 2011
Net asset value, beginning of year					$10.00
Income from investment operations:
Net investment loss					(0.02)
Net realized and unrealized gains on investments					0.35
Total from investment operations					0.33
Net asset value, end of period					$10.33
Total return					3.30%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands					$3,416
Ratio of expenses to average net assets, including waivers					1.50%(b)
Ratio of expenses to average net assets, excluding waivers					6.69%(b)
Ratio of net investment income to average net assets, including waivers					(1.17)%(b)
Ratio of net investment income to average net assets, excluding waivers					(6.36)%(b)
Portfolio turnover rate					3%(a)

(a)Not annualized.
(b)Annualized.
(c)Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	29	Semi-Annual Report

Notes to the Financial Statements

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund (the “Funds”) are series of the Trust. Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust. The Ariel Discovery Fund commenced operations on January 31, 2011.

Note Two | Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Subsequent events— In preparing these financial statements, the Trust has evaluated subsequent events after March 31, 2011 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value  of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Funds’ investments carried at market value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$2,376,348,257	$1,536,050,287	$54,567,773	$3,084,749
Level 2	27,291,096	—	—	—
Level 3	—	—	—	—
Market
Value at
3/31/2011	$2,403,639,353	$1,536,050,287	$54,567,773	$3,084,749

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of March 31, 2011, all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Semi-Annual Report	30	800.292.7435

March 31, 2011 (unaudited)

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less  are valued at amortized cost, which approximates  market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from  a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions— The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to  reflect current exchange rates. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. The Funds do not isolate that portion of the results of operations arising as a result  of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or  excise taxes has been made.  Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2007-2010), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses— The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds.  The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

arielinvestments.com	31	Semi-Annual Report

Notes to the Financial Statements (continued)

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2011 (two months ended for Ariel Discovery Fund) were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Purchases	$249,309,238	$138,752,906	$9,281,072	$3,027,582
Sales	255,168,624	188,702,072	15,405,612	46,967
The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2010 were as follows:

		Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost		$1,345,409,439	$925,650,062	$54,836,234

Unrealized appreciation		$716,545,628	$473,065,596	$4,233,097
Unrealized depreciation		(100,798,972)	(67,214,299)	(4,479,614)
Net unrealized appreciation (depreciation)		$615,746,656	$405,851,297	$(246,517)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

As of September 30, 2010, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (where applicable) elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund had no post-October losses.

At September 30, 2010, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Year of Expiration:
2017	$141,379,954	—	$1,162,700
2018	$464,975,747	$136,287,128	$4,142,784

As of September 30, 2010, Ariel Discovery Fund had not commenced operations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the annual report.

Note Four | Investment advisory and other transactions with related parties
Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”). Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%

Semi-Annual Report	32	800.292.7435

March 31, 2011 (unaudited)

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2012.  After that date, there is no assurance that such expenses will be limited. The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of its average daily net assets through September 30, 2014. After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. Distribution fee expense totaled $2,728,424 for Ariel Fund, $1,827,468 for Ariel Appreciation Fund and $69,959 for Ariel Focus Fund during the six months ended March 31, 2011, and $1,069 for Ariel Discovery Fund for the two months ended March 31, 2011. These amounts were paid to the Distributor, which reallowed $2,123,817 for Ariel Fund, $1,429,201 for Ariel Appreciation Fund, $35,103 for Ariel Focus Fund and $34 for Ariel Discovery Fund to broker-dealers who distribute fund shares. The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the six months ended March 31, 2011, with affiliated companies:

	Share Activity				Six Months Ended March 31, 2011
	Balance					Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	Balance	Market Value	Credited to	Realized on
	2010			March 31, 2011		Income	Sale of Shares
Interface, Inc.	4,082,338	—	205,900	3,876,438	$71,675,339	$155,058	$464,210
Fair Isaac Corp.	1,349,600	819,400	—	2,169,000	68,562,090	66,902	—
					$140,237,429	$221,960	$464,210

Note Six | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company.  The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions.  The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line.  Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the six months ended March 31, 2011, the details of the borrowings were as follows:

			Weighted
Fund	Average Daily Borrowings	Number of Days	Average Annualized
		Outstanding	Interest Rate
Ariel Focus Fund	$5,371	9	1.49%

arielinvestments.com	33	Semi-Annual Report

Fund Expense Example	(unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2010-March 31, 2011.

Actual expenses
The first line of the table below for each Fund provides information about actual account values and actual  expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value  by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
Fund and Return	October 1, 2010	March 31, 2011	Period*	Expense Ratio*
Ariel Fund
Actual	$1,000.00	$1,234.30	$5.74	1.03%
Hypothetical (5% before expenses)	1,000.00	1,019.80	5.19	1.03%

Ariel Appreciation Fund
Actual	$1,000.00	$1,200.70	$6.36	1.16%
Hypothetical (5% before expenses)	1,000.00	1,019.15	5.84	1.16%

Ariel Focus Fund
Actual	$1,000.00	$1,150.40	$6.70	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.70	6.29	1.25%

Ariel Discovery Fund
Actual**	$1,000.00	$1,033.00	$2.46	1.50%
Hypothetical (5% before expenses)***	1,000.00	1,017.45	7.54	1.50%
*	Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.
**
Actual expenses are equal to the Fund’s annualized expense ratio indicated above multiplied by the average account value over the period since inception, multiplied by 59/365 to reflect the period since the Fund commenced operations January 31, 2011.

***
Hypothetical expenses are equal to the Fund’s annualized expense ratio indicated above multiplied by the average account value over the period commencing January 31, 2011, multiplied by 182/365 to reflect information had the Fund been in operation for the entire fiscal half year.

Semi-Annual Report	34	800.292.7435

Important Supplemental Information	March 31, 2011 (unaudited)

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Ariel Investment Trust is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent previously. Should you wish to receive individual copies of materials, please contact us at  800-292-7435. Once we have received your instructions, we will begin sending individual  copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Approval of the Management Agreements
Each year the Board of Trustees of the Trust, including a majority of the Independent Trustees, is required by the 1940 Act to determine whether to continue each Fund’s management agreement with the Adviser (each a “Management Agreement”). Throughout the year, the Board meets in person and requests, receives and considers a broad range of materials and information that are relevant to the Trustees’ consideration of the Management Agreements. The Board’s Management Contracts Committee (the “Committee”), which is comprised entirely of Independent Trustees, leads the Board in its consideration of the Management Agreements. Both the Committee and the Board held meetings in November 2010 to consider the Management Agreements, including a new management Agreement for a proposed new Fund, the Ariel Discovery Fund. During each of those meetings, the Committee and the Independent Trustees were advised by, and met in executive sessions with, their independent legal counsel.

Nature, Extent and Quality of Services
The Trustees considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, taking into account their knowledge of the Adviser’s operations. In addition, the Trustees considered the Adviser’s historical approach in managing the Funds; its consistency of investment approach; the background and experience of the Adviser’s investment personnel; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance, shareholder communications, and information technology; and the Adviser’s commitment to diversity and civic affairs. They also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees and the relationship of that compensation to the performance of the Funds and to the Adviser’s ability to attract and retain quality personnel. The Independent Trustees also noted the personal investments made by the Adviser’s personnel in the Funds, which is designed to align the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance
The Trustees considered the investment performance of each Fund over time, including comparative information provided by Lipper Inc., an independent data service provider (“Lipper”), comparing each Fund’s performance with that of comparable funds selected by Lipper (the “Peer Group”). The Trustees discussed comparative data with respect to the performance of the Funds, the Funds’ respective Peer Groups and the Funds’ respective performance benchmarks. The Trustees noted that the Ariel Fund compared favorably to its peer universe ranking in the first quintile for its 1-year, 10-year and since inception total returns, however, its performance dropped to the middle of its peer group for its 3-year and 5-year total returns. They also noted that Appreciation Fund’s performance was strong, ranking in the top quintile for all periods, except since inception. Finally, the Trustees noted that Focus Fund’s performance, ranked in the second quintile for its 1-year performance, first for its 3-year performance, and in the top 3 quin-tiles for its 5-year and since inception performance. The Committee reported to the Board that it had discussed at some length the apparent volatility in the performance of the Funds. In that regard, the Committee had met with the respective portfolio managers of the Funds prior to approval of the Management Agreement for a fulsome discussion of performance and volatility. The investment team is seeking to enhance its processes to reduce the level of volatility of the Funds by researching and understanding behavioral finance as well as strengthening the team’s skill sets and utilizing the longevity, experience and accumulated knowledge of company management. The Trustees acknowledged the Adviser’s commitment to its stated investment strategy and its approach of being patient investors, focused, independent, and innovative.

arielinvestments.com	35	Semi-Annual Report

Important Supplemental Information (continued)

Fees and Expenses
The Trustees reviewed comparative fee and expense information for each Fund’s Peer Group, as selected and analyzed by Lipper. The Trustees considered comparative total expense ratios, as well as advisory fees, in assessing each Fund’s management fee structure. The Trustees considered the expense ratio of each Fund and concluded that the expense ratios were reasonable and competitive with the expense ratios of each Fund’s Peer Group as determined by Lipper.

Benefits, Profitability and Economies of Scale
The Trustees discussed the Committee’s conclusion that Ariel’s profitability associated with its relationship with each Fund was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively. The Independent Trustees reviewed the profitability to Ariel of its relationship with each Fund, including the methodology by which that profitability analysis was calculated, and also examined the fees charged by Ariel to other types of clients, as well as the basis for any differences between those fees. The Independent Trustees discussed with representatives of the Adviser the financial condition of the Adviser and its long-term strategic planning. The Independent Trustees also reviewed the number and quality of the Adviser’s investment personnel, including their education and experience. The Independent Trustees noted they had good communication with the portfolio managers throughout the year. They also reviewed whether the Funds had operated within their investment objectives and reviewed each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Trustees reviewed the extent to which economies of scale may be realized if the Funds increase in size. It was noted that the management fee schedules for all three Funds contain breakpoints at different levels, with the final breakpoint at $1 billion in assets. The Trustees considered the effective advisory fees for the Funds and concluded that the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Management Agreements and determined that no additional breakpoints were needed at the present time.

Consideration of Discovery Fund Management Agreement
The Trustees considered the specific management services proposed to be provided by the Adviser for the Discovery Fund, as well as the previous performance history, background, and investment experience of each of the portfolio managers that will have day-to-day management responsibilities. The Trustees also considered the proposed fee schedule for the Discovery Fund noting that its proposed fees are slightly higher than those charged to the other Ariel Funds but concluded that such fees were reasonable and competitive given the increased level of attention and research required by a small-cap fund. The Trustees considered the potential benefits to the Adviser through its management of the Discovery Fund and the potential benefit to the Fund from economies of scale that could be experienced through different breakpoints in the management fee schedule once the Fund becomes operational.

Semi-Annual Report	36	800.292.7435

March 31, 2011 (unaudited)

Approval
After full consideration of the above factors, as well as other factors that were instructive in evaluating the Management Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Management Agreement and the approval of the Discovery Fund’s initial Management Agreement was in the best interests of each Fund and its respective shareholders (or prospective shareholders in the case of Discovery Fund) and the Board approved the initial Management Agreement for the Discovery Fund and the continuation of each Fund’s agreement. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

arielinvestments.com	37	Semi-Annual Report

Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Mario L. Baeza, Esq.	Trustee, Member of	Indefinite, until successor	Chairman and CEO, The	Air Products and
Age: 60	Management Contracts	elected	Baeza Group, LLC and	Chemicals, Inc., Brown
	and Governance		Baeza & Co., LLC (Hispanic-	Shoe Company, Inc.,
	Committees	Served as a Trustee	owned investment firms)	Israel Discount Bank,
		since 1995	since 1995; Founder and	UrbanAmerica LLC,
			Executive Chairman, V-Me	Hispanic Federation
			Media, Inc. (national	Inc., NYC Latin Media
			Spanish language televi-	and Entertainment
			sion network) since 2006	Commission, Upper
Manhattan Empowerment
Zone

James W. Compton	Trustee, Member of	Indefinite, until successor	Retired President and CEO,	Seaway Bank and Trust
Age: 72	Governance and Audit	elected	Chicago Urban League	Company, Commonwealth
	Committees		(non-profit, civil rights and	Edison Company, The Field
		Served as a Trustee	community-based organi-	Museum (Life Trustee),
		since 1997	zation), 1972 to 2006	The Big Shoulders Fund,
eta Creative Arts Foundation,
Inc., Morehouse College
Research Institute

William C. Dietrich	Trustee, Chairman of Audit	Indefinite, until successor	Former Executive Director,
Age: 61	Committee, Member of	elected	Shalem Institute for
	Executive Committee		Spiritual Formation, Inc.
		Served as a Trustee	(ecumenical educational
		since 1986	institute), 2006-2009
(Co-Executive Director
2003-2006)

Royce N. Flippin, Jr.	Lead Independent Trustee,	Indefinite, until successor	President, Flippin	Technical Career Institute,
Age: 76	Member of Management	elected	Associates (consulting	NYC, TerraCycle, Inc.,
	Contracts and Governance		firm) since 1992	Princeton Club of New York
	Committees, Chairman of	Served as a Trustee
	Executive Committee	since 1986 and Lead
Independent Trustee
since 2006

John G. Guffey, Jr.	Trustee, Member of	Indefinite, until successor	President, Aurora Press,	Calvert Social Investment
Age: 62	Management Contracts	elected	Inc. (publisher of trade	Foundation, Calvert Group
	and Audit Committees		paperback books) since	of Funds, except for
		Served as a Trustee	2003	Calvert Variable Series
since 1986

Mellody L. Hobson	Chairman of the Board of	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 41	Trustees and President,	elected	Investments since 2000	SKG, Inc., The Estee Lauder
	Member of Executive			Companies Inc., Starbucks
	Committee	Served as a Trustee since		Corporation, Sundance
		1993, President since 2002		Institute, Chicago Public
		and Chairman		Education Fund, Chicago
		since 2006.		Public Library, The Field
Museum, Investment
Company Institute (Board
of Governors)

arielinvestments.com	38	800.292.7435

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Christopher G. Kennedy	Trustee, Member of	Indefinite, untilsuccessor	President, Merchandise Mart	Interface Inc., Catholic
Age: 47	Audit and Governance	elected	Properties, Inc. (real estate	Theological Union,
	Committees		management firm) since	University of Illinois
		Served as a Trustee since	2000; Executive Officer,	(Chairman of the Board
		1995	Vornado Realty Trust (pub-	of Trustees), The Chicago
			licly traded real estate invest-	Community Trust
ment trust) since 2000

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 51		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee	Officer, Mutual Funds since	Committee and Board of
		since 2003 and Vice	2007	Advisors for the Graduate
		President since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

William M. Lewis, Jr.	Trustee, Member of	Indefinite, until successor	Managing Director	Darden Restaurants, Inc.,
Age: 54	Management Contracts	elected	and Co-Chairman of	Phillips Academy, Central
	Committee		Investment Banking, Lazard	Park Conservancy, NCAA
		Served as a Trustee	Ltd. since 2004; Managing	Leadership Advisory
		since 2007	Director and Co-Head	Board, Member of The
			of the Global Banking	Partnership for New York
			Department, Morgan	City
Stanley, 1999 to 2004

H. Carl McCall	Trustee, Chairman of	Indefinite, until successor	Principal, Convent Capital,
Age: 75	Governance Committee,	elected	LLC (financial advisory firm)
	Member of Audit		since 2004, former New
	Committee	Served as a Trustee	York State Comptroller
since 2006

John W. Rogers, Jr.	Trustee	Indefinite, until	Founder, Chairman, CEO	Aon Corporation, Exelon
Age: 53		successor elected	and Chief Investment	Corporation, McDonald’s
			Officer, Ariel Investments,	Corporation, Chicago
		Served as a Trustee	Lead Portfolio Manager,	Urban League, Trustee of
		1986 to 1993 and	Ariel Fund & Ariel	the University of Chicago,
		since 2000	Appreciation Fund	John S. and James L. Knight
Foundation, Economic Club
of Chicago (Chairman), Chair
of the President’s Advisory
Council on Financial Capability

James M. Williams	Trustee, Chairman of	Indefinite, until successor	Vice President and	SEI Mutual Funds
Age: 63	Management Contracts	elected	Chief Investment Officer,
	Committee		J. Paul Getty Trust, since
		Served as a Trustee	2002
since 2006

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
Bert N. Mitchell, CPA

Note: Number of portfolios in complex overseen by all Trustees is four. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer

Mareile B. Cusack	Vice President, Anti-Money	Indefinite, until successor	Vice President, Ariel	Smart Museum of Art
Age: 52	Laundering Officer and	elected	Investments since 2007,	(University of Chicago),
	Assistant Secretary		General Counsel since	The Great Books
		Served as Vice President	October 2008; Vice	Foundation
		and Assistant Secretary	President and Associate
		since 2008	General Counsel, Chicago
Stock Exchange, Inc. 2007
		Served as Anti-Money	and Chief Enforcement
		Laudering Officer since	Counsel, 2004 to 2007
2010

Mellody L. Hobson	Chairman, President, Chief	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 41	Executive Officer	elected	Investments, since 2000	andSKG, Inc., The Estee Lauder
	Principal Executive Officer			Companies Inc., Starbucks
		Served as a Trustee since		Corporation, Sundance
		1993, President since 2002		Institute, Chicago Public
		and Chairman		Education Fund, Chicago
		since 2006		Public Library, The Field
Museum, Investment
Company Institute (Board
of Governors)

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 51		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee since	Officer, Mutual Funds since	Committee and Board of
		2003 and Vice President	2007	Advisors for the Graduate
		since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

Jeffrey H. Rapaport	Vice President and	Served as Vice President	Vice President, Fund
Age: 35	Assistant Treasurer	and Assistant Treasurer	Administration since 2010;
		since 2010	Senior Fund Administration
Analyst, Ariel Investments,
2007-2010; Senior Fund
Administrator, Ariel
Investments, 2005-2007

Anita M. Zagrodnik, CPA	Chief Financial Officer,	Indefinite, until successor	Senior Vice President,
Age: 51	Chief Compliance Officer,	elected	Fund Administration,
	Vice President, Secretary		Ariel Investments since
	and Treasurer	Served as Vice President	2010; Vice President,
		since 2003, Chief Financial	Fund Administration, Ariel
		Officer and Treasurer since	Investments, 2003-2010
2010, Chief Compliance
Officer, Ariel Investment Trust
since 2004, Secretary since
2007, Assistant Secretary
from 2003-2007

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.  Note: Number of portfolios in complex overseen by all Officers  is four.  Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com	40	800.292.7435

Item 2. Code of Ethics.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable.  The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:    /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:           May 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:           May 2, 2011

By:   /s/ Anita Zagrodnik
       Anita Zagrodnik
       Treasurer and Chief Financial Officer

Date:           May 2, 2011